UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22359

Papp Investment Trust
(Exact name of registrant as specified in charter)

2201 E. Camelback Road, Suite 227B Phoenix, Arizona	85016
(Address of principal executive offices)	(Zip code)

Paul F. Leone, Esq.

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:	(602) 956-0980

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)

Papp Investment Trust

Papp Small & Mid-Cap Growth Fund

Annual Report

November 30, 2022

Investment Adviser
L. Roy Papp & Associates, LLP
Phoenix, AZ

PAPP SMALL & MID-CAP GROWTH FUND
LETTER TO SHAREHOLDERS (Unaudited) December 30, 2022

Dear Fellow Shareholders,

We are writing to report the performance results of the Papp Small & Mid-Cap Growth Fund (the “Fund”) for the fiscal year ended November 30, 2022. As we wrote to you with the May 31, 2022, semi-annual report, the Fund’s performance has trailed our benchmark due to the fact that growth-oriented stocks badly underperformed value stocks, particularly in the first half of this fiscal year. As we have discussed in prior letters, the Fund’s benchmark leans much more towards value-oriented sectors and stocks than the Fund. In a nutshell, some investors forecast future earnings for the companies they invest in and then discount the value of those earnings back to today’s dollars. As interest rates rise, the “value” of those future earnings is reduced which lowers the stock price.

As we had forecast, inflation has been raging out of control and this has forced the Federal Reserve to raise interest rates sharply and quickly this year. We believe that this is the primary factor in growth stocks being out of favor. For the fiscal year ended November 30, 2022, the Fund produced a total return of -13.16% as compared to the S&P MidCap 400® Growth Index (the “Index”), which produced a total return of -10.21%. During the second half of the fiscal year, the Fund saw improved relative performance, up 5.79% versus up 3.39% for the Index.

2022 has been a very disappointing year for financial markets due to the Federal Reserve’s (the “Fed”) need to raise interest rates. The marketplace has been anticipating a recession first in 2022, which did not happen, and now for 2023. We continue to believe that a recession in 2023 is unlikely, but if it were to come it would likely be mild and short. We believe the market has priced in a much less healthy economic environment than we expect.

As we close out 2022, the Fed Fund’s rate is currently 4.5% with a prime rate of 7.5%. We anticipate that the Fed will raise the Fed Fund’s rate at least 0.25% two or more times next year. History tells us there is a substantial lag of about a year (plus or minus six months) between Fed actions and the eventual impact on financial markets. As a result, it is too soon for us or the Fed to gauge accurately how effective the 2022 Fed Fund’s rate increases will turn out to be for the broader economy. We believe the Fed will not be cutting rates during 2023 and it is relatively unlikely in 2024.

Fortunately, the economy is on very solid footing. The unemployment rate is 3.7% and it may go somewhat lower before the Fed rate hikes begin to turn it slightly upward. Most corporations are healthy and feature strong balance sheets. In aggregate, individuals also have strong balance sheets currently, although they are spending down some of the surplus that the government has sent them over the past three years from ill-advised fiscal stimulus programs. State and local governments are currently swimming in money so overall consumption demand is still quite healthy.

The Fund’s net asset value on November 30, 2022, was $27.79 versus $33.82 on November 30, 2021. In comparing the two, you do need to factor in the dividend of $1.927 which was paid on December 30, 2021. The Fund finished the fiscal year with net assets of approximately $41 million.

The Fund will not be paying a dividend for fiscal year 2022. We carefully manage the taxes of the Fund and with the market weakness this year, we were able to harvest capital losses sufficient to overcome realized capital gains which occurred earlier in our fiscal year, some of which were related to the buyout of BottomLine Technologies, Inc.

The Fund remains fairly well diversified with 26 holdings as of November 30, 2022. The Fund is normally fully invested and as of November 30, 2022 and had 97.0% of its holdings invested in stocks with the balance in the money market fund. The Fund is overweight versus our benchmark in the industrial, technology, consumer staples, and health care sectors. The Fund is underweighted in real estate, consumer discretionary, materials, energy, and financials. Our sector weightings did not help relative performance this year on balance, as some underweights which helped performance were offset by certain overweights in sectors that also underperformed. The Fund’s sector allocations continue to be driven by where we are able to find the best mix of long-term growth alongside attractive valuations.

Turning to individual companies in the portfolio, auto parts retailer O’Reilly Automotive, Inc., had another outstanding year with virtually all aspects of their business continuing to grow nicely. RBC Bearings, Inc. had a strong year as it benefitted from the successful integration of an acquisition. Valmont Industries, Inc. outperformed thanks to record backlogs driven by strong demand for engineered structures sold into the telecommunications, utility, and agricultural markets.

After being a big winner during COVID quarantine times, The Scotts Miracle-Gro Company underperformed as they overexpanded their inventory. We exited the position as we are uncertain as to the timing and likelihood of their recovery. Two of the Fund’s longstanding software holdings also underperformed this year in a very difficult market for information technology companies. Pegasystems, Inc. was down sharply based on extreme weakness in the sector and also as a result of an intellectual property issue that they are in the process of appealing. ANSYS, Inc., a software simulation company, continues to perform well at a company level but was down due to broad weakness in the software sector.

Looking forward, we still do not think a recession is likely in 2023. Even though the Fed will need to raise interest rates more, we hope we are near the end of the rate increases and that future increases on February 1st and March 22nd will probably be a quarter of a point each. As rate increases moderate, or even stop, we believe that growth-oriented companies, like those held in the Fund, should come back into favor. Relative to the broader economy, we were sad to see another year-end spending blowout from Congress and the administration. Neither party seems to have learned a thing about the correlation of massive spending and deficits and increasing inflation. While the $1.6+

trillion spending program will make Jay Powell and the Fed’s fight with inflation a little more difficult, it will keep the economy stimulated and encourage consumers to keep spending.

Last year, we predicted that “an awful lot of companies have come public over the last few years that have no business being public companies at this stage of their development. This transition is likely to trigger additional volatility, but we view it as healthy because we believe the market will gradually come to differentiate between established businesses with earnings, cash flow and strong balance sheets as opposed to being valued only on potential innovation, strong growth, with only the possibility of profits many, many years from now.” That’s exactly what’s happened this year and we expect that in 2023 the market will do a better job at differentiating between Bitcoin, Carvana Co., AMC Entertainment Holdings, Inc., Bed Bath & Beyond Inc., and companies like the ones we own that are profitable, well established, and have healthy long-term growth prospects.

We are happy to say goodbye to 2022, which is a year in which nothing in the financial markets worked ranging from stocks to bonds to real estate to many commodities and especially crazy speculative endeavors such as SPACS, IPO’s, and cryptocurrency. We are expecting a fairly good year for the Fund both in nominal terms and in performance relative to our benchmark in 2023 as the market focuses more on fundamentals and less on Fed policy decisions.

All of us would be happy to answer any questions you might have on the Fund. We invite you to call us at 800-421-0131. We wish you and your loved one’s good health and a prosperous new year.

Warmest Regards,

Rosellen C. Papp, CFA,	Brian Riordan, CFA,
Co-Portfolio Manager,	Co-Portfolio Manager,
December 30, 2022	December 30, 2022

Harry Papp, CFA,	Greg Smith, CFA,
President,	Assistant Portfolio Manager,
December 30, 2022	December 30, 2022

PAPP SMALL & MID-CAP GROWTH FUND
PERFORMANCE INFORMATION
November 30, 2022 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Papp Small & Mid-Cap Growth Fund versus the
S&P MidCap 400® Growth Index

Average Annual Total Returns
(for periods ended November 30, 2022)

	One	Five	Ten
	Year	Years	Years
Papp Small & Mid-Cap Growth Fund(a)	-13.16%	9.05%	10.57%
S&P MidCap 400® Growth Index(b)	-10.21%	7.32%	11.22%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	The S&P MidCap 400® Growth Index measures growth stocks using three factors: sales growth, the ratio of earnings change to price, and momentum. The index is unmanaged and an investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

PAPP SMALL & MID-CAP GROWTH FUND
PORTFOLIO INFORMATION
November 30, 2022 (Unaudited)

Sector Diversification vs. the S&P MidCap 400® Growth Index (% of Net Assets)

30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Communications
Consumer Discretionary
Consumer Staples
Energy
Financials
Health Care
Industrials
Materials
Real Estate
Technology
Utilities
Cash Equivalents
Papp Small & Mid-Cap Growth Fund
S&P MidCap 400® Growth Index

Top 10 Equity Holdings

% of
Security Description	Net Assets
O’Reilly Automotive, Inc.	7.4%
Mettler-Toledo International, Inc.	6.8%
IDEX Corporation	6.4%
Expeditors International of Washington, Inc.	6.3%
AMETEK, Inc.	6.2%
FactSet Research Systems, Inc.	5.8%
CoStar Group , Inc.	5.2%
RBC Bearings, Inc.	4.8%
ANSYS, Inc.	4.2%
Trimble, Inc.	3.7%

PAPP SMALL & MID-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
November 30, 2022
COMMON STOCKS — 94.3%	Shares	Value
Consumer Discretionary — 10.6%
Leisure Products — 3.2%
YETI Holdings, Inc. (a)	29,800	$1,337,722

Retail - Discretionary — 7.4%
O’Reilly Automotive, Inc. (a)	3,500	3,025,890

Consumer Staples — 8.3%
Food — 3.6%
McCormick & Company, Inc.	17,400	1,482,132

Household Products — 4.7%
Church & Dwight Company, Inc.	17,000	1,391,790
Clorox Company (The)	3,500	520,275
		1,912,065
Energy — 0.9%
Oil & Gas Producers — 0.9%
Pioneer Natural Resources Company	1,600	377,584

Financials — 9.2%
Asset Management — 3.4%
T. Rowe Price Group, Inc.	11,200	1,398,992

Institutional Financial Services — 5.8%
FactSet Research Systems, Inc.	5,100	2,352,579

Health Care — 14.2%
Health Care Facilities & Services — 2.4%
ICON plc (a)	4,537	977,451

Medical Equipment & Devices — 11.8%
Mettler-Toledo International, Inc. (a)	1,885	2,770,121
ResMed, Inc.	5,300	1,220,060
Teleflex, Inc.	3,600	842,832
		4,833,013

PAPP SMALL & MID-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 94.3% (Continued)	Shares	Value
Industrials — 25.8%
Electrical Equipment — 6.2%
AMETEK, Inc.	17,900	$2,549,318

Industrial Intermediate Products — 4.8%
RBC Bearings, Inc. (a)	8,350	1,978,699

Machinery — 8.5%
IDEX Corporation	11,000	2,612,390
Valmont Industries, Inc.	2,500	846,650
		3,459,040
Transportation & Logistics — 6.3%
Expeditors International of Washington, Inc.	22,100	2,564,926

Materials — 3.7%
Chemicals — 3.7%
Ecolab, Inc.	10,000	1,498,300

Technology — 21.6%
Semiconductors — 4.4%
NXP Semiconductors N.V.	4,400	773,696
Silicon Laboratories, Inc. (a)	7,100	1,032,624
		1,806,320
Software — 8.3%
ANSYS, Inc. (a)	6,820	1,734,326
Informatica, Inc. - Class A (a)	60,600	1,041,108
Pegasystems, Inc.	17,130	620,963
		3,396,397
Technology Hardware — 3.7%
Trimble, Inc. (a)	25,500	1,523,625

Technology Services — 5.2%
CoStar Group, Inc. (a)	26,250	2,127,300
Total Common Stocks (Cost $14,265,458)		$38,601,353

PAPP SMALL & MID-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
EXCHANGE-TRADED FUNDS — 2.7%	Shares	Value
Health Care — 2.7%
Biotech & Pharma — 2.7%
SPDR® S&P® Biotech ETF (a) (Cost $827,662)	13,300	$1,112,146

MONEY MARKET FUNDS — 2.9%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 3.55% (b) (Cost $1,201,642)	1,201,642	$1,201,642

Total Investments at Value — 99.9% (Cost $16,294,762)		$40,915,141

Other Assets in Excess of Liabilities — 0.1%		19,610

Net Assets — 100.0%		$40,934,751

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of November 30, 2022.

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
November 30, 2022
ASSETS
Investments in securities:
At cost	$16,294,762
At value (Note 2)	$40,915,141
Dividends receivable	39,623
Other assets	11,837
TOTAL ASSETS	40,966,601

LIABILITIES
Payable to Adviser (Note 4)	16,660
Payable to administrator (Note 4)	7,440
Other accrued expenses	7,750
TOTAL LIABILITIES	31,850

NET ASSETS	$40,934,751

NET ASSETS CONSIST OF:
Paid-in capital	$16,525,306
Distributable earnings	24,409,445
NET ASSETS	$40,934,751

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,472,889

Net asset value, offering price and redemption price per share (Note 2)	$27.79

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND
STATEMENT OF OPERATIONS
For the Year Ended November 30, 2022
INVESTMENT INCOME
Dividend income (Net of foreign tax of $2,044)	$293,416

EXPENSES
Investment advisory fees (Note 4)	397,716
Legal fees	94,804
Administration fees (Note 4)	39,876
Registration and filing fees	37,312
Fund accounting fees (Note 4)	35,786
Audit and tax services fees	15,611
Transfer agent fees (Note 4)	15,000
Trustees’ fees (Note 4)	14,600
Insurance expense	12,660
Custody and bank service fees	9,959
Shareholder reporting expenses	8,804
Postage and supplies	5,616
Other fees	7,538
TOTAL EXPENSES	695,282
Less fee reductions by the Adviser (Note 4)	(198,137)
NET EXPENSES	497,145

NET INVESTMENT LOSS	(203,729)

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
Net realized losses on investment transactions	(25,144)
Net change in unrealized appreciation (depreciation) on investments	(5,648,665)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(5,673,809)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(5,877,538)

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	November 30,	November 30,
	2022	2021
FROM OPERATIONS
Net investment loss	$(203,729)	$(260,441)
Net realized gains (losses) from investment transactions	(25,144)	2,643,815
Net change in unrealized appreciation (depreciation) on investments	(5,648,665)	3,016,052
Net increase (decrease) in net assets from operations	(5,877,538)	5,399,426

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(2,643,843)	(956,968)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,934,855	597,989
Net asset value of shares issued in reinvestment of distributions to shareholders	2,191,637	900,949
Payments for shares redeemed	(1,084,065)	(2,552,600)
Net increase (decrease) in net assets from capital share transactions	3,042,427	(1,053,662)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,478,954)	3,388,796

NET ASSETS
Beginning of year	46,413,705	43,024,909
End of year	$40,934,751	$46,413,705

CAPITAL SHARE ACTIVITY
Shares sold	72,228	17,623
Shares reinvested	64,612	29,016
Shares redeemed	(36,201)	(76,865)
Net increase (decrease) in shares outstanding	100,639	(30,226)
Shares outstanding at beginning of year	1,372,250	1,402,476
Shares outstanding at end of year	1,472,889	1,372,250

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year:

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	Nov. 30,	Nov. 30,	Nov. 30,	Nov. 30,	Nov. 30,
	2022	2021	2020	2019	2018
Net asset value at beginning of year	$33.82	$30.68	$25.65	$22.47	$22.37

Income (loss) from investment operations:
Net investment loss (a)	(0.13)	(0.19)	(0.12)	(0.11)	(0.10)
Net realized and unrealized gains (losses) on investments	(3.97)	4.01	5.91	3.88	1.93
Total from investment operations	(4.10)	3.82	5.79	3.77	1.83

Less distributions from:
Net realized gains from investment transactions	(1.93)	(0.68)	(0.76)	(0.59)	(1.73)

Net asset value at end of year	$27.79	$33.82	$30.68	$25.65	$22.47

Total return (b)	(13.16%)	12.66%	23.17%	17.61%	8.81%

Net assets at end of year (000’s)	$40,935	$46,414	$43,025	$38,840	$32,935

Ratios/supplementary data:
Ratio of total expenses to average net assets (c)	1.75%	1.56%	1.65%	1.66%	1.61%

Ratio of net expenses to average net assets (c)(d)	1.25%	1.25%	1.25%	1.25%	1.25%

Ratio of net investment loss to average net assets (a)(d)	(0.51%)	(0.57%)	(0.40%)	(0.47%)	(0.46%)

Portfolio turnover rate	7%	5%	3%	8%	5%

(a)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. Had the Adviser not reduced its fees, total returns would have been lower.

(c)	The ratios of expenses to average net assets do not reflect the Fund’s proportionate share of expenses of underlying investment companies in which the Fund invests.

(d)	Ratio was determined after fee reductions and expense reimbursements by the Adviser (Note 4).

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
November 30, 2022

1. Organization

Papp Small & Mid-Cap Growth Fund (the “Fund”) is a diversified series of Papp Investment Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated November 12, 2009.

The investment objective of the Fund is long-term capital growth.

2. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Fund’s significant accounting policies used in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – The Fund’s portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities, including common stocks and exchange-traded funds (“ETFs”), listed on the NYSE or other exchanges are valued on the basis of their last sale price on the exchanges on which they are primarily traded. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day. NASDAQ listed securities are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in the over-the-counter market are valued at the last reported sale price, if available, otherwise at the most recently quoted bid price. To the extent the Fund is invested in money market funds and other open-end investment companies, except for ETFs, that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund’s net asset value per share (“NAV”) is calculated based upon the NAVs reported by such registered open-end companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities and other assets are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Factors for determining when portfolio investments are subject to fair value determination include, but are not limited to, the following: the spread between bid and asked prices is substantial; infrequency of sales; thinness of market;

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

the size of reported trades; a temporary lapse in the provision of prices by any reliable pricing source; and actions of the securities or future markets, such as the suspension or limitation of trading.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the Fund’s investments and the inputs used to value the investments as of November 30, 2022:

	Level 1	Level 2	Level 3	Total
Common Stocks	$38,601,353	$—	$—	$38,601,353
Exchange-Traded Funds	1,112,146	—	—	1,112,146
Money Market Funds	1,201,642	—	—	1,201,642
Total	$40,915,141	$—	$—	$40,915,141

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by sector and industry type. The Fund did not hold derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year ended November 30, 2022.

Share valuation – The NAV of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the NAV.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the security received. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Distributions to shareholders – Distributions arising from net investment income and net realized capital gains, if any, are paid to shareholders at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. For the years ended November 30, 2022 and 2021, the tax character of all distributions paid to shareholders was long-term capital gains.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes its net investment income and any net realized capital gains in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended November 30) plus undistributed amounts from prior years.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of November 30, 2022:

Tax cost of investments	$16,294,762
Gross unrealized appreciation	$25,311,986
Gross unrealized depreciation	(691,607)
Net unrealized appreciation	24,620,379
Accumulated capital and other losses	(210,934)
Distributable earnings	$24,409,445

Qualified late year ordinary losses incurred after December 31, 2021 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. For the year ended November 30, 2022, the Fund deferred $185,790 of late year ordinary losses to December 1, 2022 for federal income tax purposes.

As of November 30, 2022, the Fund had short-term capital loss carryforwards (“CLCFs”) in the amount of $25,144 for income tax purposes. These CLCFs, which do not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

For the year ended November 30, 2022, the Fund reclassified $267,874 of distributable earnings against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on the Fund’s net assets or NAV per share.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions taken on federal income tax returns for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the year ended November 30, 2022, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $2,653,807 and $2,586,455, respectively.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Transactions with Affiliates

Certain Trustees and officers of the Trust are directors and officers of L. Roy Papp & Associates, LLP (the “Adviser”) or of Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, transfer agent and fund accounting agent, and Ultimus Fund Distributors, LLC (the “Distributor”), the Fund’s principal underwriter. These Trustees and officers are not compensated by the Fund for their services as Trustees and officers of the Trust.

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. For its services, the Fund pays the Adviser an advisory fee, computed daily and paid monthly, at the annual rate of 1.00% of its average daily net assets.

The Adviser has contractually agreed to reduce its advisory fees and to reimburse the Fund’s operating expenses to the extent necessary so that the Fund’s annual ordinary operating expenses (excluding brokerage costs, taxes, interest, costs to organize the Fund, acquired fund fees and expenses and extraordinary expenses, if any) do not exceed an amount equal to 1.25% of its average daily net assets. This Expense Limitation Agreement (“ELA”) remains in effect until at least April 1, 2023. Accordingly, the Adviser reduced its advisory fees by $198,137 during the year ended November 30, 2022.

Under the terms of the ELA, advisory fee reductions by the Adviser are subject to repayment by the Fund for a period of three years after the date of which such fees and expenses were incurred or reduced, provided that the repayments do not cause total annual fund operating expenses (exclusive of such reductions) to exceed the lesser of (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. As of November 30, 2022, the Adviser may in the future recover fee reductions and expense reimbursements totaling $495,515. The Adviser may recover a portion of this amount no later than the dates as stated below:

November 30, 2023	$153,235
November 30, 2024	144,143
November 30, 2025	198,137
$495,515

OTHER SERVICE PROVIDERS

Ultimus provides administration, fund accounting and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including but not limited to, postage,

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

supplies and certain costs related to the pricing of the Fund’s portfolio securities. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

PLAN OF DISTRIBUTION

The Trust has adopted a plan of distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may incur certain expenses related to the distribution of its shares. The annual limitation of payment of expenses pursuant to the Plan is 0.25% of the Fund’s average daily net assets. The Board of Trustees has not authorized the payment of any fees pursuant to the Plan until at least April 1, 2023.

TRUSTEE COMPENSATION

Each Trustee who is not an interested person of the Trust (“Independent Trustee”) receives from the Fund a fee of $1,000 for each Board meeting attended, except that the Chair of the Committee of Independent Trustees receives a fee of $1,400 for each Board meeting attended.

PRINCIPAL HOLDER OF FUND SHARES

As of November 30, 2022, the following shareholder owned of record 25% or more of the outstanding shares of the Fund:

NAME OF RECORD OWNER	% Ownership
Charles Schwab & Company, Inc. (for the benefit of its customers)	65%

A beneficial owner of 25% or more of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular business sector, any development affecting that sector will have a greater impact on the value of net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of the Fund’s portfolio would be adversely affected. As of November 30, 2022, the Fund had 25.8% of the value of its net assets invested in common stocks within the Industrials sector.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

6. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

7. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

PAPP SMALL & MID-CAP GROWTH FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Papp Investment Trust

and the Shareholders of Papp Small & Mid-Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Papp Small & Mid-Cap Growth Fund, a series of shares of beneficial interest in Papp Investment Trust (the “Fund”), including the schedule of investments, as of November 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

PAPP SMALL & MID-CAP GROWTH FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM (Continued)

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Papp Investment Trust since 2010.

Philadelphia, Pennsylvania

January 19, 2023

PAPP SMALL & MID-CAP GROWTH FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (June 1, 2022) and held until the end of the period (November 30, 2022).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

PAPP SMALL & MID-CAP GROWTH FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	June 1, 2022	November 30, 2022	Period *
Based on Actual Fund Return	$1,000.00	$1,057.90	$6.45
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.80	$6.33

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.25% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

PAPP SMALL & MID-CAP GROWTH FUND
LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Fund has adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short- and long-term cash flow projections; and its cash holdings and access to other funding sources. The Fund’s Board of Trustees (the “Board”) approved the appointment of the Fund’s Adviser to serve as Liquidity Program Administrator (the “LPA”). The LPA is responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness. The annual written report assessing the Program (the “Report”) was presented to the Board at the October 18, 2022 Board meeting and covered the period from July 1, 2021 to June 30, 2022 (the “Review Period”).

During the Review Period, the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the Review Period, the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. During the Review Period, the Fund did not hold illiquid securities and the Fund was not required to establish a highly liquid investment minimum. The Report concluded that the Fund takes many factors into consideration when determining the best methods for managing the liquidity of the Fund’s portfolio. During the Review Period the Fund maintained positions in cash and cash equivalents and liquid exchange-traded securities, such as common stocks and exchange-traded funds. The LPA does not foresee any changes in the overall liquidity of the Fund.

PAPP SMALL & MID-CAP GROWTH FUND
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-877-370-7277, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-877-370-7277, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These filings are available upon request by calling 1-877-370-7277. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov and on the Fund’s website at www.pappmutualfunds.com

Federal Tax Information (Unaudited)

For the fiscal year ended November 30, 2022, the Fund designated $2,643,782 as long-term capital gain distributions.

PAPP SMALL & MID-CAP GROWTH FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies	Number of Funds in Trust Overseen by Trustee
Interested Trustees:
*Harry A. Papp Born: 1954 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	President and Trustee since December 2011	Managing Partner of L. Roy Papp & Associates, LLP	1
*Rosellen C. Papp Born: 1954 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Trustee since February 2010	Partner and Research Director of L. Roy Papp & Associates, LLP	1
Independent Trustees:
Jean C. Bingham Born: 1951 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Trustee since October 2016	Retired; Executive Vice President, GreenPoint Financial (a holding company providing banking and mortgage services) from 1993-2004; President, GreenPoint Credit (a wholly owned subsidiary of GreenPoint Financial) from 2002-2004	1
Cynthia P. Hubiak Born: 1959 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Trustee since February 2010	Retired; President and Chief Executive Officer, Arizona Society of CPAs from 2000-2020	1
Jennifer S.E. Carlino Born: 1972 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Trustee since September 2022	Chief Investment Counsel to the Public Safety Personnel Retirement System 2014 to present.	1

*	Harry A. Papp and Rosellen C. Papp, as partners of the Adviser, are considered “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Harry A. Papp and Rosellen C. Papp are married.

PAPP SMALL & MID-CAP GROWTH FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Executive Officers:
Brian M. Riordan, CFA Born: 1973 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Vice President since February 2012	Partner and Research Analyst of L. Roy Papp & Associates, LLP
Gregory Smith, CFA Born: 1973 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Vice President since January 2018	Partner and Research Analyst of L. Roy Papp & Associates, LLP
Angela A. Simmons Born: 1975 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Treasurer since January 2022	Vice President, Financial Administration of Ultimus Fund Solutions, LLC
Paul F. Leone Born: 1963 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Secretary since June 2021

Vice President, Senior Legal Counsel of Ultimus Fund Solutions, LLC (August 2020 to present), Attorney, Leone Law Office P.C. (August 2019 to August 2020), Senior Counsel, Empower Retirement (May 2015 to July 2019)

Julie A. Hein Born: 1962 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Chief Compliance Officer since February 2010	Partner and Chief Compliance Officer of L. Roy Papp & Associates, LLP

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-877-370-7277.

PAPP SMALL & MID-CAP GROWTH FUND
RESULTS OF SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

On September 27, 2022, a Special Meeting of Shareholders of the Trust was held for the purpose of considering the election of six trustees for the Trust. The number of shares of the Trust present and voting at the Special Meeting represented 59.72% of the total shares entitled to vote at the meeting. Each of the six nominees was elected by the shareholders of the Trust.

The results of the voting with respect to the election of the six Trustees were as follows:

	Number of Shares
Nominee/Trustee	Affirmative	Withhold
Harry A. Papp	873,043	132
Rosellen C. Papp	873,043	132
Jean C. Bingham	873,043	132
Cynthia P. Hubiak	873,043	132
Carolyn P. O’Malley	837,568	35,607
Jennifer S.E. Carlino	873,043	132

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PAPP-AR-22

(b)	Not applicable.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Cynthia P. Hubiak. Ms. Hubiak is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $13,000 and $12,500 with respect to the registrant’s fiscal years ended November 30, 2022 and 2021, respectively.

(b)	Audit-Related Fees. No fees were billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $2,700 and $2,700 with respect to the registrant’s fiscal years ended November 30, 2022 and 2021, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended November 30, 2022 and 2021, aggregate non-audit fees of $2,700 and $2,700, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in the last fiscal year by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH Code of Ethics

Exhibit 99.CERT Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Papp Investment Trust

By (Signature and Title)*		/s/ Harry A. Papp
Harry A. Papp, President

Date	January 27, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Harry A. Papp
Harry A. Papp, President

Date	January 27, 2023

By (Signature and Title)*		/s/ Angela A. Simmons
Angela A. Simmons, Treasurer and Principal Financial Officer

Date	January 27, 2023

* Print the name and title of each signing officer under his or her signature.